UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2026 (
June 3, 2026
)

Gladstone Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100
McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)
(
703
)
287-5800
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GLAD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter). Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On June 3, 2026, Gladstone Capital Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Gladstone Management Corporation, Gladstone Administration, LLC and B. Riley Securities, Inc, in connection with the issuance and sale of $
60.0
 million aggregate principal amount of the Company’s 7.000% Notes due 2029 in a registered direct offering (the “Notes” and such offering, the “Offering”). The closing of the Offering occurred on June 5, 2026. The Company intends to use the net proceeds from the Offering to repay a portion of the amount outstanding under its credit facility, to fund new investment opportunities and for other general corporate purposes. The Company intends to re-borrow
under its credit facility to make investments in portfolio companies in accordance with its investment objectives depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions and for other general corporate purposes.
The Offering was made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-275934)
previously filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement dated June 3, 2026 and the pricing term sheet dated June 3, 2026. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
On June 5, 2026, in connection with the Offering, the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Indenture, dated November 6, 2018, between the Company and the Trustee (together with the Seventh Supplemental Indenture, the “Indenture”). The Seventh Supplemental Indenture relates to the Offering of the Notes.
The Notes will mature on December 15, 2029, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 7.000% per year, and interest on the Notes will be paid on June 15 and December 15 of each year, beginning on December 15, 2026. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including its 3.75% Notes due 2027 and 5.875% Convertible Notes due 2030; senior to its 6.25% Series A Cumulative Redeemable Preferred Stock and any series of preferred stock that the Company may issue in the future; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to any future secured indebtedness of the Company (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries, including, without limitation, borrowings under the Company’s credit facility.
The Notes may be redeemed in whole or in part at any time prior to September 15, 2029 at par plus a “make-whole” premium and thereafter at par plus accrued and unpaid interest thereon to the redemption date. The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any successor provisions, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the Investment Company Act, or any successor provisions but giving effect to any no-action
relief granted by the Securities and Exchange Commission (the “SEC”) to another business development company and upon which the Company may reasonably rely (or to the Company if the Company determines to seek such similar no-action
or other relief), and to provide certain financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.
The description above is only a summary of the material provisions of the Underwriting Agreement, the Seventh Supplemental Indenture and the Notes and is qualified in its entirety by reference to copies of the Underwriting Agreement, the Seventh Supplemental Indenture and the Notes, respectively, each filed as exhibits to this Current Report on Form
8-K
and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 3, 2026, by and among the Company, Gladstone Management Corporation, Gladstone Administration, LLC and B. Riley Securities, Inc.

4.1	Seventh Supplemental Indenture between Gladstone Capital Corporation and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), dated as of June 5, 2026.

4.2	Form of Global Note with respect to the 7.000% Notes due 2029, incorporated by reference to Exhibit 4.1 hereto.

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Venable LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (included in Exhibit 5.2 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2026	GLADSTONE CAPITAL CORPORATION

	By:	/s/ Nicole Schaltenbrand
Nicole Schaltenbrand
Chief Financial Officer & Treasurer